UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                        FIRST MIDWEST FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

________________________________________________________________________________

                   [FIRST MIDWEST FINANCIAL, INC. LETTERHEAD]


                                                            December 18, 2000



Dear Fellow Shareholders:

         On behalf of the Board of Directors and management of First Midwest Financial, Inc., we cordially invite you to attend our annual meeting of shareholders. The meeting will be held at 1:00 p.m. local time on Monday, January 22, 2001, at our main office located at Fifth at Erie, Storm Lake, Iowa.

         The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our Annual Report to Shareholders. At the meeting, we will report on First Midwest Financial's operations and outlook for the year ahead.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

         Your Board of Directors and management are committed to the continued success of First Midwest Financial and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                          Very truly yours,

                                          /s/ James S. Haahr

                                          JAMES S. HAAHR
                                          Chairman of the Board,
                                          President and Chief Executive Officer

                          FIRST MIDWEST FINANCIAL, INC.
                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 22, 2001
--------------------------------------------------------------------------------

         Notice is hereby given that the annual meeting of shareholders of First Midwest Financial, Inc. will be held at our main office located at Fifth at Erie, Storm Lake, Iowa, on Monday, January 22, 2001, at 1:00 p.m. local time. At the annual meeting, shareholders will be asked to consider and vote on the following:

         o Election of two directors, both for a term of three years.

         Your Board of Directors recommends that you vote "FOR" the election of both of the director nominees.

         Shareholders also will transact any other business that may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

         The record date for the annual meeting is November 30, 2000. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

         A proxy card and proxy statement for the annual meeting are enclosed. Whether or not you plan to attend the annual meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. The proxy will not be used if you attend and vote at the annual meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

         Thank you for your continued interest and support.

                                        By Order of the Board of Directors

                                        /s/ James S. Haahr

                                        JAMES S. HAAHR
                                        Chairman of the Board, President and
                                        Chief Executive Officer

Storm Lake, Iowa
December 18, 2000

--------------------------------------------------------------------------------
Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                          FIRST MIDWEST FINANCIAL, INC.
                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held January 22, 2001

                                  INTRODUCTION

         Our Board of Directors is using this proxy statement to solicit proxies from the holders of First Midwest Financial, Inc. ("First Midwest") common stock for use at First Midwest's annual meeting of shareholders. We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 18, 2000.

         Certain information provided herein relates to First Federal Savings Bank of the Midwest and Security State Bank, both of which are wholly owned subsidiaries of First Midwest. First Federal Savings Bank of the Midwest and Security State Bank are sometimes referred to in this proxy statement as "First Federal" and "Security," respectively. First Federal and Security are collectively referred to in this proxy statement as the "Banks."

                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

          Time and Place of the Annual Meeting. Our annual meeting will be held as follows:

          Date:    January 22, 2001
          Time:    1:00 p.m., local time
          Place:   First Federal Savings Bank of the Midwest
                   Fifth at Erie
                   Storm Lake, Iowa

         Matters to be Considered at the Annual Meeting. At the annual meeting, shareholders of First Midwest are being asked to consider and vote upon the election of two directors, each for a three year term. The shareholders also will transact any other business that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

         Voting Rights of Shareholders. November 30, 2000 is the record date for the annual meeting. Only shareholders of record of First Midwest common stock on that date as of the close of business are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of First Midwest common stock you own. On November 30, 2000, 2,429,727 shares of First Midwest common stock were outstanding and entitled to vote at the annual meeting.

         We maintain an Employee Stock Ownership Plan ("ESOP") which owns approximately 8.22 percent of First Midwest common stock. Employees of First Midwest and the Banks participate in the ESOP. Each ESOP participant is entitled to instruct the trustee of the plan how to vote the shares of First Midwest common stock allocated to his or her account under the ESOP. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the participant's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the annual meeting, the trustee may vote the shares in its discretion. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to his or her ESOP account, the ESOP trustee may vote such shares in its discretion. The ESOP trustee will vote the shares of First Midwest common stock held in the ESOP but not allocated to any participant's account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

         If you are the beneficial owner of shares held by a broker in "street name," your broker, as the record holder of the shares, will vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is expected to be considered a "discretionary" item, in which case your broker may vote your shares without instructions from you.

         Votes Required for Approval. Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of First Midwest common stock. This means that the two director nominees with the most affirmative votes will be elected to fill the available seats. Shares that are represented by proxy which are marked "vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote on the election of directors, although they will be counted for purposes of determining whether there is a quorum. A quorum is necessary in order for us to conduct the meeting, and if one third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

         If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.

         Your Board of Directors unanimously recommends that you vote "FOR" both of the director nominees set forth in this proxy statement.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

         Voting of Proxies. You may vote in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You may change your vote by attending and voting at the meeting. See "-Revocability of Proxies" below.

         Voting instructions are included on your proxy card. Shares of First Midwest common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Midwest with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of each of management's director nominees.

         The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the annual meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the shareholders' annual meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

         You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you will receive three separate proxy cards to vote.

         Revocability  of Proxies.  You may revoke your proxy before it is voted by:

         o   submitting a new proxy with a later date,

         o notifying the Corporate Secretary of First Midwest in writing before the annual meeting that you have revoked your proxy, or

         o   voting in person at the annual meeting.

         If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a proper letter from the nominee indicating that you were the beneficial owner of First Midwest common stock on November 30, 2000, the record date for voting at the annual meeting, if you wish to vote in person. Your broker can provide you with that letter.

         Proxy Solicitation Costs. We will pay our own costs of soliciting proxies. In addition to this mailing, First Midwest's directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

                                 STOCK OWNERSHIP

         The following table presents information regarding the beneficial ownership of First Midwest common stock as of November 30, 2000, by:

         o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

         o     each director and director nominee of First Midwest;

         o each executive officer of First Midwest named in the Summary Compensation Table appearing under "Executive Compensation" below; and

         o all of the executive officers and directors of First Midwest as a group.

         The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table.

         Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after November 30, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

                                                                               Shares Beneficially        Percent
                             Beneficial Owners                                      Owned(1)              of Class
-----------------------------------------------------------------------------------------------------------------------
  First Midwest Financial, Inc. Employee Stock Ownership Plan(2)                    199,815                 8.22%

  E. Wayne Cooley, Director                                                          86,117                 3.50

  E. Thurman Gaskill, Director(3)                                                    51,914                 2.12

  James S. Haahr, Chairman of the Board, President and CEO(4)                       310,753                12.29

  J. Tyler Haahr, Director, Senior Vice President, Secretary and COO(4)              98,928                 3.99

  G. Mark Mickelson, Director                                                         3,250                 0.13

  Rodney G. Muilenburg, Director                                                    109,051                 4.48

  Jeanne Partlow, Director                                                            3,979                 0.16

  Donald J. Winchell, Senior Vice President, Treasurer and CFO                      146,304                 5.95

  Directors and executive officers of First Midwest
    and the Banks as a group (8 persons)(5)                                         810,295                30.39

---------------------
(1) Included in the shares beneficially owned by the named individuals are options to purchase shares of First Midwest common stock, as follows: Mr. Cooley - 28,764 shares; Mr. Gaskill - 24,264 shares; Mr. James S. Haahr - 99,020 shares; Mr. J. Tyler Haahr - 50,690 shares; Mr. Muilenburg - 6,264 shares; and Mr. Winchell - 27,239 shares.

(2) Represents shares held by the ESOP, 199,815 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account under the ESOP. West Des Moines State Bank, West Des Moines, Iowa, as the ESOP trustee, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3) Includes 26,750 shares as to which Mr. Gaskill has reported shared ownership.

(4)  James S. Haahr is the father of J. Tyler Haahr.

(5) Includes shares held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 236,241 shares of First Midwest common stock.

                              ELECTION OF DIRECTORS

         Our Board of Directors consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our nominees currently serve as First Midwest directors.

         The table below sets forth information regarding our Board of Directors, including their age, position with First Midwest and term of office. If any director nominee is unable to serve before the election, your proxy authorizes us to vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.

                                                                                              Director      Term to
            Name               Age             Position(s) Held in First Midwest              Since(1)      Expire
----------------------------------------------------------------------------------------------------------------------------

                                                            Nominees
                                                            --------

  E. Wayne Cooley              78    Director                                                   1985         2004
  J. Tyler Haahr(2)            37    Director, Senior Vice President, Secretary and COO         1992         2004

                                                 Directors Remaining in Office
                                                 -----------------------------

  E. Thurman Gaskill           65    Director                                                   1982         2002
  Rodney G. Muilenburg         56    Director                                                   1989         2002
  James S. Haahr(2)            61    Chairman of the Board, President and CEO                   1962         2003
  G. Mark Mickelson            34    Director                                                   1997         2003
  Jeanne Partlow               67    Director                                                   1996         2003

-------------------
(1)  Includes service as a director of First Federal.
(2)  James S. Haahr is the father of J. Tyler Haahr.

         The principal occupation of each director of First Midwest and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

         E. Wayne Cooley - Dr. Cooley has served as Executive Secretary of the Iowa Girls' High School Athletic Union in Des Moines, Iowa since 1954. In addition, Dr. Cooley serves as Executive Vice President of the Iowa High School Speech Association. He is also a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women's College Basketball Association Hall of Fame. Dr. Cooley is a member of the Buena Vista University (formerly Buena Vista College) Board of Trustees. He has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games. Dr. Cooley is a 1943 graduate of Buena Vista College in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

         J. Tyler Haahr - Mr. Haahr is Senior Vice President, Secretary and Chief Operating Officer of First Midwest; Executive Vice President, Secretary and Chief Operating Officer of First Federal Savings Bank of the Midwest; Vice President and Secretary of First Services Financial Limited and Brookings Service Corporation; and Chief Executive Officer of Security State Bank. Mr. Haahr has been employed by First Midwest and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona, and had been with the firm since 1989. Mr. Haahr is active in many local charities and was Co-chair for Buena Vista University's 1998 Community Campaign Fund-raising. Mr. Haahr received his B.S. degree with honors in 1986 at the University of South Dakota in Vermillion, South Dakota. He graduated with honors from the Georgetown University Law Center, Washington, D.C., in May 1989.

         E. Thurman Gaskill - Since 1958, Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa. Mr. Gaskill has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources. He has served as President of the National Corn Growers Association, Chairman of the United States Feed Grains Council and in numerous other agricultural positions. Recognized for his outstanding contributions to the industry, he has been named to the Agricultural Hall of Fame at Iowa State University in Ames, Iowa. Mr. Gaskill was re-elected to the Iowa State Senate in 2000 and represents Iowa District 8.

         Rodney G. Muilenburg - Mr. Muilenburg is employed as a dairy specialist with Purina Mills, Inc., and supervises the sale of agricultural products in a region that encompasses northwest Iowa, southeast South Dakota and southwest Minnesota. Mr. Muilenburg has been a member of Purina Mills' General Sales Advisory Board since 1986. In 1991 he was certified by Purina Mills in Agri-business management. Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa in 1966; an M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota in 1973; and a specialist degree in secondary school administration from Mankato State University, Mankato, Minnesota in 1975.

         James S. Haahr - Mr. Haahr is the Chairman of the Board, President and Chief Executive Officer of First Midwest, a position he has held since June 1993. Mr. Haahr is also Chairman of the Board, President and Chief Executive Officer of First Federal. Mr. Haahr serves as Chairman of the Board of Security State Bank. He is a member of the Board of Trustees and Chairman of the Investment Committee of the Board of Buena Vista University. Mr. Haahr has served in various capacities with First Federal since beginning his career with the bank in 1961. He is a member of the Savings Association Insurance Fund Industry Advisory Committee and a member of the Legislative Committee of the Iowa Bankers Association. Mr. Haahr is a former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former director of the U.S. League of Savings Institutions and a former member of the Board of Directors of America's Community Bankers. Mr. Haahr received his B.S. degree in 1962 from Buena Vista College in Storm Lake, Iowa.

         G. Mark Mickelson - Mr. Mickelson is a principal with Northwestern Growth Corporation in Sioux Falls, South Dakota and has been with the company since November 1996. Northwestern Growth Corporation is the corporate development and investment function of Northwestern Corporation. Previously, Mr. Mickelson was employed as an executive officer of Hegg Companies in Sioux Falls, South Dakota. Mr. Mickelson received his undergraduate degree in Business Administration from the University of South Dakota in Vermillion, South Dakota in 1988. He graduated with high honors from Harvard Law School in 1993, is an inactive member of the South Dakota Bar Association and a Certified Public Accountant. Mr. Mickelson is involved in a number of local charities, including serving on the board of the Sioux Falls Y.M.C.A.

         Jeanne Partlow - Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of First Federal, located in Des Moines Iowa. She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B. from 1987 until it was acquired by and became a division of First Federal in December 1995. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines. She has over 30 years of bank management experience.

                             MEETINGS AND COMMITTEES

Meetings

         Meetings of the Board of Directors are generally held on a monthly basis. The Board of Directors conducted 12 regular meetings and did not conduct any special meetings during fiscal 2000. Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

         The    Board    of    Directors    of    First     Midwest    has    an
Audit-Compensation/Personnel ("ACP") Committee and a Stock Option Committee. Our entire Board serves as the Nominating Committee.

         ACP Committee                               Stock Option Committee
         -------------                               ----------------------
         E. Wayne Cooley                             E. Wayne Cooley
         E. Thurman Gaskill                          G. Mark Mickelson
         Rodney G. Muilenburg                        Rodney G. Muilenburg
                                                     Jeanne Partlow

         The ACP Committee met three times during fiscal 2000. The functions of the ACP Committee are as follows:

         o review significant financial information for the purpose of giving added assurance that the information is accurate and timely and that it includes all appropriate financial statement disclosures;

         o ascertain the existence of effective accounting and internal control systems;

         o        oversee  the  entire   audit   function   both   internal  and
                  independent;

         o provide an effective communication link between the auditors (internal and independent) and the Board of Directors;

         o        make  salary  and  bonus   recommendations,   administer   our
                  restricted stock plan, and determine terms and conditions of employment of the officers of First Midwest;

         o oversee the administration of our employee benefit plans covering employees generally; and

         o make recommendations to the Board of Directors with respect to our compensation policies.

         The Stock Option Committee met once during fiscal 2000. The functions of the Stock Option Committee are as follows:

         o        administer the our stock incentive plans; and

         o make recommendations to the Board of Directors with respect to our compensation policies.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the bylaws of First Midwest. Pursuant to the bylaws, nominations by shareholders must be delivered in writing to the Secretary of First Midwest at least 30 days prior to the date of the annual meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the annual meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of First Midwest not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made.

Audit Committee Matters

         Audit Committee Report. The Audit-Compensation/Personnel (the "ACP") Committee performs the functions of an audit committee. The ACP Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2000:

         o        The  ACP  Committee  has  reviewed  and  discussed   with  the
                  Company's   management  the  Company's   fiscal  2000  audited
                  financial statements;

         o The ACP Committee has discussed with the Company's independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61;

         o The ACP Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

         o Based on the review and discussions referred to in the three items above, the ACP Committee recommended to the Board of Directors that the fiscal 2000 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

         Submitted by the ACP Committee of the Company's Board of Directors:

                                 E. Wayne Cooley
                               E. Thurman Gaskill
                              Rodney G. Muilenberg

         Independence and Audit Committee Charter. Each member of the Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. The Company's Board of Directors has adopted a written audit committee charter. A copy of the charter is attached as an appendix to this proxy statement.

                            COMPENSATION OF DIRECTORS

         During the fiscal year ended September 30, 2000, all directors of First Midwest received a retainer fee of $5,000 per year. No additional fees are paid for attending board or committee meetings. Each of the directors of First Midwest, except for Director Partlow, also serve as directors of both of the Banks. Board members who are employees of the Banks do not receive a fee for their service on the Banks' Boards, or their respective committees.

         For fiscal 2000, non-employee (outside) directors of First Federal were paid:

         o        an annual retainer of $6,000;

         o        $750 for each meeting of the board attended; and

         o        $200 for each board committee meeting attended.

         For fiscal 2000, non-employee (outside) directors of Security State were paid:

         o        $400 for each meeting of the board attended; and

         o        $100 for each board committee meeting attended.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth summary information concerning compensation awarded to, earned by or paid to First Midwest's chief executive officer and its other executive officers, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal years ended September 30, 2000, 1999 and 1998. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.

                                                                                  Long Term
                                                                                 Compensation
                                                     Annual Compensation            Awards
                                                  -------------------------- ----------------------
                                                                             Restricted
                                                                               Stock      Options/    All Other
                                                     Salary        Bonus       Awards       SARs    Compensation
    Name and Principal Position           Year        ($)           ($)         ($)         (#)          ($)
------------------------------------    --------- ------------  ------------ ----------  ---------- -------------
James S. Haahr                            2000     $207,000(1)    $55,000     $   ---       4,500      $46,475(5)
  Chairman of the Board, President        1999      180,000(1)     53,373         ---       4,987       39,242
  and CEO                                 1998      180,000(1)        ---         ---         ---       23,340

J. Tyler Haahr                            2000     $205,000(2)    $55,000         ---       4,500      $52,463(5)
  Senior Vice President, Secretary        1999      168,750(2)    118,310(3)  $67,756(4)    4,724       36,512
  and COO                                 1998      153,000(2)     36,000         ---       4,050       15,100

Donald J. Winchell                        2000     $137,500       $37,813         ---       3,094      $30,753(5)
  Senior Vice President, Treasurer        1999      125,000        38,125         ---       3,562       24,610
  and CFO                                 1998      113,000        27,120         ---       3,051       19,011

--------------------
(1) Includes $2,000 of compensation deferred in fiscal 2000, 1999, and 1998 pursuant to the deferred compensation agreement entered into in 1980 between Mr. Haahr and First Federal and $5,000, $3,000 and $3,000 in fiscal 2000, 1999 and 1998, respectively for service as a director of First Midwest.

(2) Includes $5,000, $3,000 and $3,000 paid to Mr. Haahr for service as a director of First Midwest in fiscal 2000, 1999 and 1998, respectively.

(3) Includes a cash bonus of $50,554 and a stock bonus of 5,212 shares of common stock with an aggregate dollar value of $67,756. The dollar value of the common stock is based on the average of the closing bid and asked prices of First Midwest's common stock as quoted on The Nasdaq Stock Market on September 30, 2000, the date of the grant.

(4) Represents the aggregate dollar value of the award of 10,424 shares of First Midwest's common stock. The dollar value of the award is based on the average of the closing bid and asked prices of First Midwest's common stock as quoted on The Nasdaq Stock Market on September 30, 1999, the date of the grant. Fifty percent of the restricted stock award vested upon grant and the remaining 50% vested on September 30, 2000.

(5) Represents the value as of September 30, 2000 of allocations under the ESOP, payments under the First Federal Benefit Equalization Plan, contributions under the First Federal Profit Sharing Plan and term life insurance premiums paid to or on behalf of the named executive officers, as follows: Mr. James S. Haahr - $8,794, $17,221, $19,905 and $555; Mr. J.
     Tyler Haahr - $8,794, $17,215, $19,905 and $550; and Mr. Winchell - $8,794,
     $4,952, $16,620 and $387. The amount for Mr. J. Tyler Haahr also includes reimbursed relocation expenses of $5,999.

Option Grants in Last Fiscal Year

         The following table sets forth information regarding grants of stock options under our stock option and incentive plans made during the fiscal year ended September 30, 2000 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $15.68 and $24.96, respectively, for options with an exercise price of $9.625. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of First Midwest common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                                                              Annual Rates of Stock
                                                                                                  Appreciation
                                   Individual Grants                                            for Option Terms
------------------------------------------------------------------------------------------  -------------------------
                             Number of         % of Total
                            Securities           Options        Exercise
                            Underlying          Granted to      or Base
                          Options Granted      Employees in      Price        Expiration        5%            10%
         Name                   (#)            Fiscal Year       ($/Sh)          Date          ($)            ($)
----------------------  ------------------   ----------------  -----------   -------------  -----------  -----------
James S. Haahr                4,500                15.3%          $9.62         9-29-10       $27,239      $69,029
J. Tyler Haahr                4,500                15.3            9.62         9-29-10        27,239       69,029
Donald J. Winchell            3,094                10.5            9.62         9-29-10        18,728       47,461

         The option exercise price of the options granted to the named executive officers shown above was the fair market value of First Midwest's common stock at the date of grant. The options granted vested as of the date of grant. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or his legal representative upon the optionees death.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

         The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended September 30, 2000. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on September 30, 2000, which was $9.625 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of First Midwest common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.

                                                                                         Value of Unexercised
                                                          Number of Unexercised          In-the-Money Options
                                                          Options at FY-End (#)            at FY-End ($)(1)
                                                       ----------------------------  ----------------------------
                               Shares
                            Acquired on      Value
                              Exercise      Realized   Exercisable    Unexercisable  Exercisable   Unexercisable
           Name                 (#)           ($)          (#)             (#)           ($)            ($)
-------------------------  --------------  ----------  ------------   -------------  -----------   -------------
 James S. Haahr                40,000       $180,207       99,020         ---          $175,895         $ ---
 J. Tyler Haahr                 ---           ---          50,690        9,375          $21,273           ---
 Donald J. Winchell             ---           ---          27,239         ---            $9,709           ---

Employment Agreements

         First Federal has an employment agreement with each of the named executive officers. The employment agreements are designed to assist First Midwest and the Banks in maintaining a stable and competent management team. The continued success of First Midwest and the Banks depends, to a significant degree, on the skills and competence of their officers. Each employment agreement provides for annual base salary in an amount not less than the employee's current salary and a term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal. The agreements terminate upon such named executive officer's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by such named executive officer upon 90 days notice to First Federal. For the year ended September 30, 2000, the disinterested members of First Federal's Board of Directors authorized one year extensions of the named executive officers' employment agreements.

         Each employment agreement provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Federal where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the named executive officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control", and may not exceed three times the named executive officer's average annual compensation over the most recent five year period or be non-deductible by First Federal for federal income tax purposes. For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or ss. 574.4, respectively. These events are generally triggered prior to the acquisition or control of 10% of First Midwest's common stock. Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

         Based on their current salaries, if employment of Messrs. James S. Haahr, J. Tyler Haahr and Winchell had been terminated as of September 30, 2000, under circumstances entitling them to benefits pay as described above, they would have been entitled to receive lump sum cash payments of approximately $787,000, $810,000 and $644,000, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Compensation of the executive officers of First Midwest and the Banks is currently determined by the ACP Committee of First Federal and the Stock Option Committee of First Midwest. Directors Cooley, Mickelson, Muilenburg and Partlow, each of whom are non-employee (outside) directors, are the current members of these two committees. All decisions by the ACP Committee relating to the cash compensation of executive officers are reviewed by the full Board, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation. See "Compensation Committee Report" below.

                          COMPENSATION COMMITTEE REPORT

         First Midwest has not paid any cash compensation to its executive officers since its formation. All executive officers of First Midwest also currently hold positions with First Federal and receive cash compensation from First Federal. The function of administering the executive compensation policies of First Federal is currently performed by the ACP Committee of the Board of Directors of First Federal, consisting of Directors Cooley, Mickelson and Muilenburg. All decisions by the ACP Committee relating to the cash compensation of First Federal's executive officers are reviewed by the full Board of First Federal, except that Board members who are also executive officers do not participate in deliberations regarding their respective compensation.

         Awards granted under First Midwest's stock option and incentive plans are made solely by the Stock Option Committee.

Overview and Philosophy

         The ACP Committee has developed and implemented an executive compensation program that is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of First Midwest and the Banks. In applying these principals, the ACP Committee has established a program to:

         o    Support   a   performance-oriented    environment   that   rewards
              performance not only with respect to our goals, but also our performance as compared to that of industry performance levels;

         o Attract and retain key executives critical to our long-term success;

         o Integrate compensation programs with both First Midwest's and the Bank's annual and long- term strategic planning and measuring processes; and

         o Reward executives for long-term strategic management and the enhancement of shareholder value.

         Furthermore, in making compensation decisions, the ACP Committee focuses on the individual contributions of our executive officers. The ACP Committee uses its discretion to set executive compensation where, in its judgement, external, internal or an individual's circumstances warrant it. The ACP Committee also periodically reviews, both internally and through independent consultants, the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether our compensation decisions are competitive within our industry.

Executive Officer Compensation Program

         The executive officer compensation program is comprised of base salary, annual incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and retirement plans generally available to employees of the Banks.

         Base Salary. Base salary levels for executive officers are competitively set relative to other publicly traded banking and thrift companies. In determining base salaries, the ACP Committee also takes into account individual experience and performance and specific issues particular to First Midwest and the Banks.

         Annual Incentive Bonuses. A program of annual incentive bonuses has been established for executive officers of First Midwest and the Banks to reward those officers who provide a level of performance warranting recognition in the form of compensation above base salary. Incentive bonuses are awarded based on achievement of individual performance goals and overall performance goals of First Midwest and the Banks, which are established at the beginning of each fiscal year. Awards are determined as a percentage of each executive officer's base salary.

         Stock Benefit Plans. The stock option and incentive plans are our long-term incentive plans for directors, officers and employees. The objective of the program is to align executive and shareholder long- term interests by creating a strong and direct link between executive pay and First Midwest's performance, and to enable executives to develop and maintain a significant, long-term stock ownership position in First Midwest common stock. Awards are made at a level calculated to be competitive with other publicly traded banking and thrift companies.

Chief Executive Officer Compensation

         Mr. James S. Haahr was appointed to the position of President and Chief Executive Officer of First Federal in 1974 and Chairman in 1990, and has also served in such capacities with First Midwest since its incorporation in 1993. Mr. Haahr's fiscal 2000 base salary is $200,000 per year, subject to such adjustments in future years as shall be determined by the ACP Committee. Mr. Haahr's base salary for the fiscal year ended September 30, 1999 was $180,000. The ACP Committee noted that Mr. Haahr's base salary had not been changed for four years and that the median base salary paid to executive officers in comparable positions is higher than that paid to Mr. Haahr. As such, the ACP Committee determined it appropriate to increase Mr. Haahr's base salary for fiscal 2000.

         In reviewing the award of incentive-based compensation to Mr. Haahr for fiscal 2000, the Committee noted that core earnings of First Midwest remained stable for the year despite pressure from tightened net interest margins due to the interest rate environment during the year. In addition, core earnings remained stable while significantly reducing the interest rate sensitivity of the Company's balance sheet and while incurring costs associated with the start-up of a new office and company-wide technological enhancements. Loan and deposit balances grew at levels above national averages and asset quality continued to improve as evidenced by a reduction in the ratio of non-performing assets to total assets at fiscal year end. As such, the ACP Committee and the Stock Option Committee determined First Midwest's overall performance warranted the payment of a cash bonus and an award of stock options to Mr. Haahr for fiscal 2000.

         In 1993, Section 162(m) was added to the Internal Revenue Code, the effect of which is to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations. Section 162(m) applies to all remuneration, both cash and non-cash, that would otherwise be deductible for tax years beginning on or after January 1,

1994, unless expressly excluded. Because the current compensation of each of our named executive officers is well below the $1 million threshold, we have not yet considered our policy regarding this provision.

         The   foregoing   report   is   furnished   by  the   members   of  the
Audit-Compensation\Personnel   Committee  of  First  Federal  and  Stock  Option
Committee of the Board of Directors of First Midwest.

 E. Wayne Cooley    G. Mark Mickelson    Rodney G. Muilenburg   Jeanne Partlow

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us. The following graph compares the performance of First Midwest's common stock with the Media General Savings and Loan Index and the Nasdaq Stock Market Index
 . The comparison assumes $100 was invested on September 29, 1995 in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                        [PERFORMANCE GRAPH APPEARS HERE]

                 Comparison of Five-year Cumulative Total Return
              (First Midwest, Media General Savings and Loan Index
                       and the Nasdaq Stock Market Index)

                                      9/29/95      9/29/96       9/30/97      9/30/98       9/30/99      9/30/00
                                     -----------------------------------------------------------------------------
First Midwest..................       $100.00      $123.62       $155.16      $137.73       $105.43      $ 82.57
MG Savings and Loan Index......        100.00       120.11        203.81       179.84        172.96       211.33
Nasdaq Market Index............        100.00       116.75        158.69       164.91        266.79       364.95

                              CERTAIN TRANSACTIONS

         The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. As of September 30, 2000, all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires First Midwest's directors and executive officers, and persons who own more than 10% of a registered class of First Midwest's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of First Midwest common stock and other equity securities of First Midwest by the tenth of the month following a change. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish First Midwest with copies of all Section 16(a) forms they file.

         To First Midwest's knowledge, except as noted below, based solely on a review of the copies of such reports furnished to First Midwest and written representations that no other reports were required during the fiscal year ended September 30, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

                              INDEPENDENT AUDITORS

         On May 22, 2000, the Company engaged the firm of McGladrey & Pullen, LLP as independent accountants for the fiscal year ending September 30, 2000. Representatives of McGladrey & Pullen, LLP will be present at the meeting to respond to appropriate questions and to make a statement if they desire.

         On May 22, 2000, the Company dismissed Crowe, Chizek and Company LLP ("Crowe Chizek") as the Company's independent accountants. The decision to change accountants was recommended by the Company's Audit Committee and subsequently approved by the Company's Board of Directors.

         On May 30, 2000, the Company filed a current report on Form 8-K with the Securities and Exchange Commission ("SEC") stating that it had dismissed Crowe Chizek. In the report the Company stated that in connection with its 1998 and 1999 audits and though May 22, 2000, there have been no disagreements with Crowe Chizek on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe Chizek, would have caused them to make reference thereto in their report on the financial statements for such years. By letter addressed to the SEC dated June 9, 2000, Crowe Chizek stated that it disagreed with the statement by the Company that there were no disagreements. In this respect, Crowe Chizek stated that during the audit for the year ended September 30, 1998, it advised Company management of the need to expand the scope of the audit pertaining to the allowance for loan losses. Crowe Chizek also stated that the Company management resisted this, and further attempted to restrict Crowe Chizek from having discussions with regulatory examination personnel. Crowe Chizek additionally stated that it had advised Company management of its disagreements and discussed the matters with the Company's management and Board of Directors until the matters were resolved to Crowe Chizek's satisfaction. Crowe Chizek's letter to the SEC dated June 9, 2000, also stated that in preparation of its audit of the Company's September 30, 1999 financial statements, it advised management of the need to expand the scope of its audit pertaining to the allowance for loan losses, due to its concern that the allowance appeared to be understated, and that it discussed this matter with the Company's management and Board of Directors until this matter was resolved to Crowe

Chizek's satisfaction. Crowe Chizek further stated that in commenting on drafts of the Form 8-K, it was discussing wording changes provided by management referring to and regarding these disagreements when it was advised that the Form 8-K wording would be changed and filed indicating that there were no disagreements. Crowe Chizek additionally stated that it had no basis to agree or disagree regarding the date it had been dismissed by the Company or if the change in independent accountants was recommended by the Audit Committee and subsequently approved by the Board of Directors. Finally, Crowe Chizek stated that it agreed with the Company's statement that the reports of Crowe Chizek on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, and that the Company requested that Crowe Chizek furnish a letter addressed to the SEC stating whether it agreed with its statements, and if not, stating the respects in which they did not agree.

         In response to Crowe Chizek's letter to the SEC, the Company stated that it acknowledges there were discussions with Crowe Chizek during the audit for the year ended September 30, 1998 in regard to the expansion of the scope of the audit pertaining to the allowance for loan losses and in regard to communication with regulatory examination personnel. The Company stated that the latter discussions were intended not to restrict communications, but rather were intended to seek a means to reduce duplication of effort and to facilitate communication between parties in a cost effective manner. The Company also stated that it further acknowledges discussions during the audit for the year ended September 30, 1999 in regard to the expansion of the scope of the audit pertaining to the allowance for loan losses, and that it believes the discussions referenced above did not constitute disagreements. The Company further stated that this is supported, among other things, by written communication to the Company from Crowe Chizek following both audits, stating there were no material disagreements with management during either audit year and further stating there were no serious difficulties encountered in dealing with management related to the performance of the audit in either year. Finally, the Company noted Crowe Chizek's statements that all matters categorized as disagreements were resolved to Crowe Chizek's satisfaction.

         The audit report of Crowe Chizek on the Company's consolidated financial statements as of and for the years ended September 30, 1999 and 1998, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The Company has authorized Crowe Chizek to respond fully to the inquiries of McGladrey & Pullen, LLP concerning these matters.

             SHAREHOLDER PROPOSALS FOR THE YEAR 2002 ANNUAL MEETING

         Shareholder proposals intended to be presented at First Midwest's 2002 annual meeting must be received by its Secretary no later than August 20, 2001 to be eligible for inclusion in the First Midwest's proxy statement and form of proxy related to the 2002 annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, and as with any shareholder proposal (regardless of whether included in First Midwest's proxy materials), First Midwest's certificate of incorporation and bylaws and Delaware law.

         To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next annual meeting; however, in the event that less than 40 days' notice of the date of such meeting is given or made to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                    APPENDIX

                      CHARTER OF THE AUDIT COMMITTEE OF THE
               BOARD OF DIRECTORS OF FIRST MIDWEST FINANCIAL, INC.

                          FIRST MIDWEST FINANCIAL, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I.  Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance.

         o Monitor the independence and performance of the Company's independent auditors and internal auditing department.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

         Audit Committee members shall meet the requirements of the Securities and Exchange Commission and Nasdaq Stock Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

         Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

         The Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare or approve an agenda in advance of each meeting.

         The Committee shall provide opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III.  Audit Committee Responsibilities and Duties

         Review Procedures

         1) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

         2) Review the Company's annual audited financial statements prior to filing and recommend to the Board of Directors that such financial statements be included in the Company's annual report on Form 10-K. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

         3) In consultation with the management, the independent auditors, and the internal auditor, consider the integrity and adequacy of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings as prepared by the independent auditors and the internal auditing department together with management's responses.

         4) Review the Company's quarterly financial statements with management. Review and discuss with the independent auditors any significant changes to the Company's accounting principles and any items required to be communicated in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purpose of this review.

         Independent Auditors

         5) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

         6) Approve the fees and other significant compensation to be paid to the independent auditors.

         7) On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor's independence. The Committee should review the disclosures from the independent auditors required by Standard No. 1 of the Independence Standards Board.

         8) Review the independent auditor's proposed audit scope for the current year and the audit procedures to be utilized.

         9) Review the financial statements contained in the annual report to the shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

         10) Discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

         11) Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Internal Audit Department

         12) Review the internal audit function of the Company including the independence and authority of its reporting obligations, the proposed audit plans and staffing for the coming year, and the coordination of such plans with the independent auditors.

         13) Review the appointment, performance, and replacement of the senior internal auditor.

         14) Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

         Other Audit Committee Responsibilities

         15) Annually, prepare a report to shareholders as required by the SEC. The report should be included in the Company's annual proxy statement.

         16)      Review  accounting,   financial,   and  internal  audit  human
                  resources and succession planning within the Company.

         17) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

         18) Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

                                 REVOCABLE PROXY
                         FIRST MIDWEST FINANCIAL, INC.

X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                ANNUAL MEETING OF SHAREHOLDERS o JANUARY 22, 2001

This proxy is being solicited on behalf of the Board of Directors of First Midwest Financial, Inc. The undersigned hereby appoints the members of the Board of Directors of First Midwest Financial, Inc., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Midwest Financial common stock held of record by the undersigned at the close of business on November 30, 2000, at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.




                                        ----------------------------------------
   Please be sure to sign and date      Date
     this Proxy in the box below.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
      Shareholder sign above              Co-holder (if any) sign above



1. The election of E. Wayne Cooley and J. Tyler Haahr as directors for terms of three years.

                                                           FOR ALL
                  FOR               WITHHOLD               EXCEPT
                  ---               --------               ------
                  |_|                 |_|                   |_|



INSTRUCTIONS: To vote for all nominees mark the box "FOR" with an "X". To withhold your vote for all nominees mark the box "WITHHOLD" with an "X". To withhold your vote for an individual nominee mark the box "FOR ALL EXCEPT" with an "X" and write the name of the nominee on the line provided below for whom you wish to withhold your vote.


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The  Board of  Directors  recommends  a  vote"FOR"  the  election  of the  above directors. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of the directors set forth herein. Should a director nominee be unable to serve as a director, an event that First Midwest Financial does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

The shareholder(s) acknowledge(s) receipt from First Midwest Financial, prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on January 22, 2001, an Annual Report to Shareholders for the year ended September 30, 2000, and a proxy statement relating to the business to be addressed at the meeting.

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


=> Detach above card, date, sign and mail in postage-paid envelope provided. =>


                          FIRST MIDWEST FINANCIAL, INC.

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This proxy may be revoked at any time  before it is voted by  delivering  to the
Secretary of First Midwest Financial, on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of First Midwest Financial common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

          PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND MAIL THE ATTACHED PROXY IN THE ENCLOSED, PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.
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